UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005 (February 24, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as “we,” “us,” or “our”) hereby amends our Current Report on Form 8-K dated March 2, 2005 to provide the required financial statements relating to our acquisition of an undivided 30.583629% tenant-in-common interest in the Alamo Plaza, located in Denver, Colorado (the “Alamo Plaza”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the Alamo Plaza that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01    Financial Statements and Exhibits

		Page
(a)	Financial Statements of Businesses Acquired.

	Report of Independent Auditors......................................................................................................................................................................	3

	Statement of Revenues and Certain Expenses for the year ended December 31, 2004......................................................................................	4

	Notes to the Statement of Revenues and Certain Expenses..............................................................................................................................	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information................................................................................................................................	7

	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004..................................................................................................	8

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004..............................................................	9

	Unaudited Notes to Pro Forma Consolidated Financial Statements..................................................................................................................	10

(c)	Exhibits.

	None

Report of Independent Auditors

To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Alamo Plaza property (the “Alamo Plaza”) for the year ended December 31, 2004. This Statement of Revenues and Certain Expenses is the responsibility of the Behringer Harvard REIT I, Inc.’s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Alamo Plaza’s revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Alamo Plaza for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 28, 2005
Dallas, Texas

Alamo Plaza
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2004

Year Ended
December 31,
2004

Revenues:
Rental revenue	$3,680,692
Parking revenue	865,738
Tenant reimbursement income	249,942
Other revenue	45,825

Total revenues	4,842,197

Expenses:
Maintenance and service contracts	391,315
Utilities	265,195
Management fees	100,143
Administrative expenses	266,397
Property taxes	406,039
Property insurance	53,593
Repairs and maintenance	330,994

Total expenses	1,813,676

Revenues in excess of certain expenses	$3,028,521

The accompanying notes are an integral part of this statement.

Alamo Plaza
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2004

1.     Basis of Presentation and Summary of Significant Accounting Policies

On February 24, 2005, Behringer Harvard REIT I, Inc., acquired an undivided 30.583629% tenant-in-common interest in the Alamo Plaza, a sixteen-story office building containing approximately 191,154 rentable square feet (unaudited) and a four-story parking garage located on approximately 1.15 acres of land (unaudited) in Denver, Colorado.

The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K. The statement is not intended to be a complete presentation of the revenues and expenses of the Alamo Plaza for the year ended December 31, 2004 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Alamo Plaza have been excluded.

Revenue Recognition
Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income is comprised of miscellaneous fees and antenna income. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses and parking revenues are recognized as revenues in the period the applicable costs are incurred.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.     Leases

The minimum future rentals from tenant leases based on noncancelable operating leases held as of December 31, 2004 are as follows:

2005	$4,311,069
2006	3,260,292
2007	2,584,311
2008	987,434
2009	170,217
Thereafter	141,401

Total	$11,454,724

Republic Parking Systems, Inc. (“Republic”), an independent third party, leases the four-story parking garage attached to the office building from the owner. Under the terms of the agreement, Republic handles the day-to-day operations of the parking garage and pays the owner monthly base rent of $18,333 and percentage rent equal to 75% of monthly revenue less $16,667. The lease expires December 31, 2005. Base rent under this lease agreement is reflected in the minimum future rentals table above.

3.     Major Tenant

The following presents revenue from the one tenant who individually represents more than 10% of the Alamo Plaza’s total revenue for the year ended  December 31, 2004:

   Pioneer Natural Resources USA, Inc.                                $     915,000

4.     Related Party Transactions

Vector Property Services, LLC (the “Prior Property Manager”), an affiliate of the previous owner of the Alamo Plaza, MG-Alamo, LLC, had the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the Alamo Plaza. Under the terms of the management agreement, the Prior Property Manager received a property management fee equal to 2.5% of the monthly gross cash rents received by the property. Total management fees paid to the Prior Property Manager for 2004 were $100,143.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On February 24, 2005, we acquired an undivided 30.583629% tenant-in-common interest in a sixteen-story office building containing approximately 191,154 rentable square feet (unaudited) and a four-story parking garage located on approximately 1.15 acres of land (unaudited) in Denver, Colorado (the “Alamo Plaza”) through Behringer Harvard Alamo Plaza H, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The total purchase price of our 30.583629% interest in the Alamo Plaza was $14,468,558. We used borrowings of $9,633,843 under a loan agreement with Citigroup Global Markets Realty Corporation to pay a portion of such contract purchase price. We paid the remaining amount for our 30.583629% interest in Alamo Plaza from proceeds of the offering of our common stock to the public.

We have reflected our undivided 30.583629% tenant-in-common interest in the Alamo Plaza as an investment in tenant-in-common interest on the accompanying pro forma consolidated balance sheet as of December 31, 2004. Additionally, we have reflected our 30.583629% ownership interest in the operations of the Alamo Plaza, which excludes interest expense and amortization of financing costs associated with our debt, asset management fees, and property management fees, as equity in earnings of tenant-in-common interests in the accompanying pro forma consolidated statement of operations.

In the opinion of our management, all material adjustments necessary to reflect the effects of the above transactions have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of December 31, 2004

The following Pro Forma Consolidated Balance Sheet is presented as if we had acquired our undivided 30.583629% tenant-in-common interest in the Alamo Plaza as of December 31, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2004, nor does it purport to represent our future financial position.

		Prior Acquisition
	December 31, 2004	Pro Forma
	as Reported	Adjustments		Pro Forma		Pro Forma
	(a)	(b)		Adjustments		December 31, 2004
Assets
Real estate
Land	$ 2,056,361	$ 8,800,000		$ -		$ 10,856,361
Buildings	15,500,115	31,569,212		-		47,069,327
Acquired in-place lease intangibles	4,431,302	9,095,227		-		13,526,529
Total real esate	21,987,778	49,464,439		-		71,452,217

Cash and cash equivalents	26,067,143	(18,676,064)		(4,834,715)	(c)	9,952,126
		-		(147,503)	(d)
		2,708,550	(e)	4,834,715	(e)
Restricted cash	5,446,643	3,918,533		-		9,365,176
Accounts receivable	-	166,301		-		166,301
Prepaid expenses and other assets	155,473	308,772		-		464,245
Escrow deposits	9,693,550	(2,708,550)	(e)	(4,834,715)	(e)	2,150,285
Investments in tenant-in-common interests	133,702,656	-		14,468,558	(c)	148,171,214
Deferred financing fees, net of accumulated amortization
of $55,111	1,634,443	482,144		147,503	(d)	2,264,090
Receivables from affiliates	200,747	-		-		200,747
Total assets	$ 198,888,433	$ 35,664,125		$ 9,633,843		$ 244,186,401

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$ 82,353,955	$ 35,400,000		$ 9,633,843	(c)	$ 127,387,798
Accounts payable	881,296	-		-		881,296
Acquired below market leases	1,236,682	-		-		1,236,682
Dividends payable	739,932	-		-		739,932
Accrued liabilities	809,196	264,125		-		1,073,321
Subscriptions for common stock	2,946,034	-		-		2,946,034
Total liabilities	88,967,095	35,664,125		9,633,843		134,265,063

Commitments and contingencies

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-		-		-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 13,109,282
shares issued and outstanding	1,311	-		-		1,311
Additional paid-in capital	115,626,494	-		-		115,626,494
Cumulative distributions and net loss	(5,706,467)	-		-		(5,706,467)
Total stockholders' equity	109,921,338	-		-		109,921,338
Total liabilities and stockholders' equity	$ 198,888,433	$ 35,664,125		$ 9,633,843		$ 244,186,401

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following Pro Forma Consolidated Statement of Operations is presented as if we had acquired our undivided 30.583629% tenant-in-common interest in the Alamo Plaza on January 1, 2004 and we qualified as a REIT, distributed 90% of our taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on January 1, 2004, nor does it purport to represent our future operations.

	Year ended	Prior Acquisitions
	December 31, 2004	Pro Forma			Pro Forma
	as Reported	Adjustments	Pro Forma		Year ended
	(a)	(b)	Adjustments		December 31, 2004

Total revenues	$ 129,981	$ 9,352,631	$ -		$ 9,482,612

Expenses
Property operating expense	1,959	1,158,034	-		1,159,993
Interest	1,689,994	4,878,293	534,496	(c)	7,102,783
Rate lock extension expense	525,000	-	-		525,000
Real estate taxes	19,967	1,041,658	-		1,061,625
Property management fees	205,515	619,255	44,007	(d)	868,777
Asset management fees	89,596	601,451	36,700	(e)	727,747
Organization expenses	217,897	-	-		217,897
General and administrative	711,603	699,383	-		1,410,986
Depreciation and amortization	-	4,322,144	-		4,322,144
Total expenses	3,461,531	13,320,218	615,203		17,396,952

Operating loss	(3,331,550)	(3,967,587)	(615,203)		(7,914,340)

Other income
Interest income	389,737	(83,577)	-		306,160
Equity in earnings of investments
in tenant-in-common interests	1,402,847	1,324,094	352,611	(f)	3,079,552
Total other income	1,792,584	1,240,517	352,611		3,385,712

Net loss	$ (1,538,966)	$ (2,727,070)	$ (262,592)		$ (4,528,628)

Basic and diluted weighted
average shares outstanding	5,358,697		5,694,027	(g)	11,052,724

Basic and diluted loss per share	$ (0.29)				$ (0.41)

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of December 31, 2004.

b.	Reflects the acquisition of the Ashford Perimeter as reported on Form 8-K/A dated February 1, 2005.

c.
Reflects the acquisition a 30.583629% tenant-in-common interest in the Alamo Plaza for $14,468,558. The acquisition was funded with $4,834,715 of cash and $9,633,843 of debt. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of our tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$ 2,140,854	-
Building	8,929,871	25 years
Above market leases	320,409	7.25 years
Below market leases	(53,909)	7.25 years
Tenant improvements, leasing commissions & legal fees	231,546	7.25 years
In-place leases	774,670	7.25 years
Tenant relationships	875,956	12.25 years
Prepaid expenses and other assets	39,266	-
Restricted cash	1,344,634	-
Other accruals	(134,739)	-
	$ 14,468,558

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles are amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

d.  Reflects financing costs incurred in connection with obtaining the debt.

e.  Reflects the reclassification of the earnest money deposits for the Ashford Perimeter and the Alamo Plaza at December 31, 2004 from escrow deposits to cash.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property, Travis Tower, the Cyprus Building, the Pratt Building and the Ashford Perimeter.

c.
Represents interest expense associated with the $9,633,843 of long-term debt obtained in connection with the purchase of the Alamo Plaza and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.395% per annum, requires monthly interest and principal payments required beginning April 11, 2010 and continuing to the maturity date. The debt matures in 2015. The deferred financing costs in the amount of $147,503 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d.
Reflects our 30.583629% share of the property management fees associated with the Alamo Plaza. The property is managed by Behringer Harvard TIC Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

e.
Reflects our 30.583629% share of the asset management fees associated with the Alamo Plaza. The asset is managed by Behringer Harvard TIC Management Services LP, our affiliate, for an annual asset management fee of $120,000.

f.	Reflects our 30.583629% undivided tenant-in-common interest in the operations of the Alamo Plaza. Amounts were determined as follows:

Revenues in excess of certain expenses	$ 3,028,521

Adjustments:
Depreciation and amortization expense (1)	(1,975,725)
Reverse management fees under previous owner	100,143
Earnings from tenant-in-common interest	$ 1,152,939

Tenant-in-common interest	30.583629%

Equity in earnings of tenant-in-common interest	$352,611

___________________
(1)
Reflects depreciation and amortization of our 30.583629% undivided interest in the depreciable or amortizable assets and liabilities of the Alamo Plaza using the straight-line method over their estimated useful lives.

g.
Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of Enclave on the Lake, St. Louis Place, the Colorado Property, the Travis Tower, the Pratt Building, the Cyprus Building, the Ashford Perimeter and the Alamo Plaza. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$ 3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
$ 96,119,055

Net cash received from each share of common stock issued	$ 8.80

Common stock needed to purchase the eight properties listed above	10,922,620
Plus weighted average of common stock actually outstanding
at December 31, 2004 in excess of 10,922,620	130,104
Less historical weighted average of common stock outstanding
at December 31, 2004	(5,358,697)
5,694,027
___________________
(1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: May 9, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer and Treasurer